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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant To Section 13 Or 15(d) of the Securities Exchange Act Of 1934

Date of Report                                              March 27, 1998
(Date of earliest event reported)

                             SUMMIT BANK CORPORATION
                             -----------------------
                                     GEORGIA
                                     -------
         (State or other jurisdiction of incorporation or organization)

000-21267                                                    58-1722476
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Commission File Number                                       (I.R.S. Employer
                                                             Identification No.)

4360 CHAMBLEE-DUNWOODY ROAD, ATLANTA, GEORGIA                       30341
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    (Address of principal executive offices)                      (Zip Code)

        Registrant's telephone number, including area code (770) 454-0400
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ITEM 5.    OTHER EVENTS

The Summit National Bank ("Summit"), a wholly owned subsidiary of Summit Bank Corporation, announced on March 27, 1998 that it has entered into an agreement on March 27, 1998 to acquire California Security Bank, ("CSB"), a San Jose, California community bank formed in 1973, pursuant to which CSB will be merged with and into Summit. The purchase, which is subject to various conditions including shareholder and regulatory approvals, will result in each issued share of CSB being converted into the right to receive $.030166.

ITEM 7.    FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

     (C)   Exhibits

     2.1 Agreement and Plan of Merger by and between The Summit National Bank and California Security Bank dated as of March 27, 1998

     99.1  Press Release, dated March 27, 1998

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.

                                   Summit Bank Corporation

Date:  April 6, 1998               By: /s/ Gary K. McClung
                                      ------------------------
                                       Gary K. McClung
                                       Executive Vice President
                                       and Chief Financial Officer






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